   Back to Press Releases Cycurion Issues Letter to Shareholders; Management Declines Reverse Stock Split and Intensifies Actions Against Suspected Market Abuse July 8, 2026 MCLEAN, Va., July 08, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading AI-driven, tech-enabled cybersecurity solutions provider, today releases the following Letter to Shareholders from Kevin Kelly, Chairman and Chief Executive Officer. Dear Valued Shareholders, Cycurion's first obligation is to protect and build shareholder value, and to maintain our listing through sustainable, fundamentals-driven performance rather than short-term price optics. After careful deliberation, the Board of Directors and Management have determined that a 7-for-1 reverse stock split is not in the best interest of shareholders at this time. Our focus is on growing the business, and management expects that continued growth will, over time, be reflected in the price of the stock. Management further believes that pursuing a reverse split now would not protect shareholders and would divert the Company from the work that creates value. Based on the Company’s prior experience, the trading record we have analyzed, and the evidence we have collected and continue to collect, Press Release I N V E S T O R R E L A T I O N S management concluded that another reverse split carried a substantial risk of harming shareholders while failing to resolve the underlying issues. Steps We Have Taken to Build the Business Our decision begins with a simple premise: the most reliable way to protect and grow shareholder value is to build a stronger, more profitable company — and that is where management is concentrating its efforts. Over the past year we completed two strategic acquisitions: Digital Ally, which contributed approximately $5.1 million in revenue, and Secuvant, which contributed approximately $2.5 million — each expanding our cybersecurity platform, deepening customer relationships, and adding recurring, high- value services we can cross-sell across the base. We grew organic revenue to approximately $15.5 million and lifted the Company’s annual revenue run rate to approximately $28 million. We secured a new ten- year contract valued at $58 million and built approximately $8 million of contracted backlog, giving the Company multi-year revenue visibility. The organization is focused on integrating those acquisitions, tightening operating discipline, and prioritizing the recurring, higher-margin work that we believe drives durable profitability. In other words, the business continues to expand while management works to strengthen the Company’s position. Continued growth — not financial engineering — ultimately builds shareholder value. The Company’s operating progress will be reflected in the share price over time. Revenue Composition & Annual Run Rate

Contracted & Committed Forward Value Why a Reverse Split Was Not the Answer for Cycurion A reverse stock split does not create value. It reduces the number of shares outstanding and raises the nominal price, but it does not change the underlying worth of the business. At best, a reverse split offers mechanical, short-term compliance with minimum price rules; it does not create the stable, fundamentals-based valuation that long-term compliance requires. Our own history makes the point. A previous reverse split historically did not deliver durable price support for Cycurion stock. The Company has evidence from our experience in 2025 of what can happen when a reverse split is announced into this kind of environment. According to our historical records, if a 7-for-1 reverse split had been announced while CYCU was trading around $0.60, the implied post-split price would have been approximately $4.20. Based on the October 2025 pattern, Management believes the stock could have been driven down sharply before and after the split, potentially leaving it in an effective range of approximately $1.20 to $1.50, and vulnerable to being pushed below $1.00 again. That outcome would have reduced shareholder ownership and still left the Company exposed to the same listing risk. Management concluded that, while announcing another split into this environment might create a brief optical improvement, it would be followed by renewed pressure capable of pushing the stock back down. We are not willing to ask shareholders to bear that risk. What Our Forensic Review of Trading Has Found The Company's conclusion that its stock has been the target of trading activity inconsistent with fair and orderly markets is not speculation. In October 2025, approximately 89.9 million shares of CYCU changed hands in a single session against a float of roughly 86.5 million shares. More than 100% of the float turned over in a single day — an event that, in Management’s view, is not consistent with legitimate market activity.

The pattern was repeated this spring. On March 16, 2026, CYCU fell approximately 45% intraday — from a prior close near $1.75 to a low of $0.96 — triggering the Regulation SHO Rule 201 short-sale circuit breaker at 9:30:01 a.m. That safeguard is meant to restrain short selling once a stock has dropped 10% or more. Yet on precisely the two days the restriction was in force (March 16 and 17), the records reflect a pronounced surge in short sales, most marked “short exempt” — a designation that, if misused, permits short selling to continue at or below the prevailing bid during the window when it is supposed to be curtailed. The chart below shows both the price collapse and the concentration of short-exempt selling on those two restricted days. CYCU price collapse and restricted-day short selling (Feb–Mar 2026) The order records suggest trading behavior consistent with additional acts of manipulation, including 'spoofing' — including an unusually high number of orders placed and executed, followed by rapid sequencing of cancellations, creating a false impression of supply and demand. The Company intends to follow the evidence and, if appropriate, pursue those parties responsible for improper trading and market manipulation identified in our review. In connection with these efforts, the Company is in contact with NASDAQ regarding this trading activity and the actions Cycurion is taking, and we will continue to work with the exchange as our investigation proceeds, recognizing that the timing and outcome of any regulatory or enforcement actions remain inherently uncertain.

Again, deciding not to engage in a reverse stock split was a shareholder-protection decision: it preserved shareholder positions and gave the Company the ability to continue pursuing the remedies it believes best protect investors, including holding accountable those responsible for what the Company views as improper trading and market manipulation in its stock. Management recognizes that the last several quarters have not been a smooth road for investors. The volatility in CYCU’s share price, particularly when it has not reflected the progress and growth of the business, has been frustrating and, for many long-term shareholders, painful.  Cycurion will continue standing up for its shareholders. The Company will continue building its business, continue pursuing the evidence, and continue using every appropriate legal, regulatory, and forensic avenue available to address any misconduct that our investigation substantiates. Deciding not to pursue a reverse split at this time was the right decision, the protective decision, and the decision most consistent with our duty to defend our shareholders and their long-term interests. Sincerely, Kevin Kelly, Chairman and Chief Executive Officer About Cycurion, Inc. Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI- enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com. Forward-Looking Statements This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business. Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the acceleration of the Company’s inorganic growth strategy through potential acquisitions and strategic transactions; the continued execution of the Company’s contracted backlog; the timing, amount and likelihood of realizing revenues associated with our contracted backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially

All Rights Reserved Cycurion © 2026. All Rights Reserved. Privacy Policy Terms of Use Investor Relations Website By VendorGroup® from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, risks related to customer performance and satisfaction, contract modifications, delays or terminations, and the Company’s ability to fulfill contractual obligations, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward- looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date. Cycurion Investor Relations: (888) 341-6680 investors@cycurion.com Cycurion Media Relations: (888) 341-6680 media@cycurion.com Photos accompanying this announcement are available at https://www.globenewswire.com/NewsRoom/AttachmentNg/5b24c81c-e9b4-410f-850e-19af7c646cba https://www.globenewswire.com/NewsRoom/AttachmentNg/c5ab9851-4ffe-4444-b5d5-c3b6e14dd855 https://www.globenewswire.com/NewsRoom/AttachmentNg/49724926-f2da-4262-ab26-1b54d3c61fd5